   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 22, 1997



                                                      REGISTRATION NO. 333-41517

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------


                               AMENDMENT NO. 1 TO

                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                               ------------------

                             VISUAL NETWORKS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                               2092 GAITHER ROAD
                           ROCKVILLE, MARYLAND 20850
                                 (301) 296-2300
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                    DELAWARE
                        (STATE OR OTHER JURISDICTION OF
                         INCORPORATION OR ORGANIZATION)

                                      3576
                          (PRIMARY STANDARD INDUSTRIAL
                          CLASSIFICATION CODE NUMBER)

                                   52-1837515
                                (I.R.S. EMPLOYER
                             IDENTIFICATION NUMBER)

                               SCOTT E. STOUFFER
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                             VISUAL NETWORKS, INC.
                               2092 GAITHER ROAD
                           ROCKVILLE, MARYLAND 20850
                                 (301) 296-2300
            (NAME, ADDRESS, INCLUDING ZIP CODE AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE OF AGENT FOR SERVICE)
                               ------------------
                                   Copies to:

                         EDWIN M. MARTIN, JR., ESQUIRE
                           NANCY A. SPANGLER, ESQUIRE
                             PIPER & MARBURY L.L.P.
                             1200 19TH STREET, N.W.
                             WASHINGTON, D.C. 20036
                                 (202) 861-3900
                            MARK G. BORDEN, ESQUIRE
                            DAVID SYLVESTER, ESQUIRE
                               HALE AND DORR LLP
                         1455 PENNSYLVANIA AVENUE, N.W.
                             WASHINGTON, D.C. 20004
                                 (202) 942-8400

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
  As soon as practicable after this Registration Statement becomes effective.

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act") check the following box. [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] __________

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] __________
     If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] __________

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                        CALCULATION OF REGISTRATION FEE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                                                 PROPOSED
                                                                                  PROPOSED        MAXIMUM
                                                                                   MAXIMUM       AGGREGATE      AMOUNT OF
TITLE OF EACH CLASS OF                                         AMOUNT TO BE    OFFERING PRICE    OFFERING     REGISTRATION
SECURITIES TO BE REGISTERED                                    REGISTERED(1)     PER UNIT(2)     PRICE(2)        FEE(3)
----------------------------------------------------------------------------------------------------------------------------
Shares of Common Stock, par value $.01......................  4,025,000 shares     $11.00       $44,275,000        $0
============================================================================================================================


(1) Includes 525,000 shares which the Underwriters have the option to purchase to cover over-allotments, if any.
(2) Estimated solely for the purpose of determining the registration fee pursuant to Rule 457(a) under the Securities Act.

(3) A registration fee of $13,061 was paid at the time of the initial filing of this registration statement.

                               ------------------
     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
================================================================================

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS


16.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES


      (A) EXHIBITS


         1.1        Form of Underwriting Agreement.
         3.1        Restated Certificate of Incorporation of the Registrant.
         3.2        Restated By-Laws of the Registrant.
         4.1        Specimen stock certificate for shares of Common Stock of the Registrant.
         5.1        Opinion of Piper & Marbury L.L.P. regarding legality of securities being registered.
         10.1       1994 Stock Option Plan.
         10.2       1997 Omnibus Stock Plan.
         10.3       1997 Directors' Stock Option Plan.
         10.4       Third Amended and Restated Stockholders and Registration Rights Agreement,
                    dated as of September 19, 1996, by and among the Company and certain stockholders.
         10.5*+     Reseller/Integration Agreement, dated August 29, 1997, by and between the
                    Company and MCI Telecommunication Corporation.
         10.6*+     Master Reseller Agreement, dated as of August 23, 1996, between
                    Sprint/United Management Company and the Company.
         10.7*+     General Agreement for the Procurement of Equipment, Services and Supplies
                    and the Licensing of Software, dated as of December 3, 1997, between the
                    Company and AT&T Corp.
         10.8       Lease Agreement, dated December 12, 1996, by and between the Company and
                    The Equitable Fire Assurance Society of The United States.
         10.9       Lease Amendment, dated September 2, 1997, by and between the Company and
                    The Equitable Fire Assurance Society of The United States (relating to
                    Exhibit 10.8).
         10.10      Loan and Security Agreement dated April 5, 1996, by and between Silicon
                    Valley Bank and the Company.
         10.11      Revolving Promissory Note issued by the Company on April 5, 1996, to
                    Silicon Valley Bank.
         10.11.1    Equipment Term Note No. 1 issued by the Company on April 5, 1996, to
                    Silicon Valley Bank.
         10.11.2    First Amendment to Loan and Security Agreement dated November 8, 1996, by and between Silicon Valley Bank and the Company (relating to Exhibit
                    10.10).
         10.11.3    Second Amendment to Loan and Security Agreement dated February 27, 1997, by and between Silicon Valley Bank and the Company (relating to Exhibit
                    10.10).
         10.12      Standby Letter of Credit Agreement, dated December 10, 1996 by and between the Company and Silicon Valley Bank.
         10.12.1    Amendment No. 1 to Standby Letter of Credit Agreement dated September 5,
                    1997, by and between the Company and Silicon Valley Bank (relating to
                    Exhibit 10.12).
         10.13      Employment Agreement dated December 15, 1994, by and between the Company and Scott E. Stouffer, as amended.
         10.14      Employment Agreement dated December 15, 1994, by and between the Company and Robert Troutman, as amended.
         10.15      Terms of Employment dated June 11, 1997, by and between the Company and
                    Peter J. Minihane, as amended.

         10.16      Terms of Employment dated March 5, 1997, by and between the Company and
                    Henri A. Cheli, as amended.
         10.17      Terms of Employment dated November 12, 1996, by and between the Company and Gregory J. Langford, as amended.
         11.1       Statement of computation of loss per share.
         16.1       Letter regarding change in certified accountants.
         23.1       Consent of Arthur Andersen LLP.
         23.2       Consent of Piper & Marbury L.L.P. (included as part of Exhibit 5.1 hereto).
         24.1       Power of Attorney (included in signature pages).
         27         Financial Data Schedule.

---------------

* Filed herewith. All other exhibits previously filed.


+ Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant's Application Requesting Confidential Treatment under Rule 406 of the Act, filed on December 22, 1997.



      (B) FINANCIAL STATEMENT SCHEDULES

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the Company has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rockville, Maryland, on the 22nd day of December, 1997.


                                          VISUAL NETWORKS, INC.

                                          By: /s/ SCOTT E. STOUFFER
                                            ------------------------------------
                                              Scott E. Stouffer
                                            President and Chief Executive
                                              Officer


     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



               SIGNATURE                               TITLE                       DATE
----------------------------------------   ------------------------------   ------------------
         /s/ SCOTT E. STOUFFER               President, Chief Executive      December 22, 1997
----------------------------------------        Officer and Director
           SCOTT E. STOUFFER               (Principal Executive Officer)

         /s/ PETER J. MINIHANE               Executive Vice President,       December 22, 1997
----------------------------------------      Chief Financial Officer
           PETER J. MINIHANE                       and Treasurer
                                               (Principal Accounting
                                               and Financial Officer)

                   *                                  Director               December 22, 1997
----------------------------------------
            GRANT G. BEHRMAN

                   *                                  Director               December 22, 1997
----------------------------------------
             MARC F. BENSON

                   *                                  Director               December 22, 1997
----------------------------------------
           THEODORE R. JOSEPH

                   *                                  Director               December 22, 1997
----------------------------------------
           TED H. MCCOURTNEY

                   *                                  Director               December 22, 1997
----------------------------------------
            THOMAS A. SMITH

                   *                                  Director               December 22, 1997
----------------------------------------
            WILLIAM J. SMITH

    * By: /s/ EDWIN M. MARTIN, JR.,
----------------------------------------
          EDWIN M. MARTIN, JR.
            ATTORNEY-IN-FACT

                                 EXHIBIT INDEX


       EXHIBIT NO.
       1.1            Form of Underwriting Agreement.
       3.1            Restated Certificate of Incorporation of the Registrant.
       3.2            Restated By-Laws of the Registrant.
       4.1            Specimen stock certificate for shares of Common Stock of the Registrant.
       5.1            Opinion of Piper & Marbury L.L.P. regarding legality of securities being registered.
       10.1           1994 Stock Option Plan.
       10.2           1997 Omnibus Stock Plan.
       10.3           1997 Directors' Stock Option Plan.
       10.4           Third Amended and Restated Stockholders and Registration Rights
                      Agreement, dated as of September 19, 1996, by and among the Company and certain stockholders.
       10.5*+         Reseller/Integration Agreement, dated August 29, 1997, by and between the
                      Company and MCI Telecommunication Corporation.
       10.6*+         Master Reseller Agreement, dated as of August 23, 1996, between
                      Sprint/United Management Company and the Company.
       10.7*+         General Agreement for the Procurement of Equipment, Services and Supplies
                      and the Licensing of Software, dated as of December 3, 1997, between the
                      Company and AT&T Corp.
       10.8           Lease Agreement, dated December 12, 1996, by and between the Company and
                      The Equitable Fire Assurance Society of The United States.
       10.9           Lease Amendment, dated September 2, 1997, by and between the Company and
                      The Equitable Fire Assurance Society of The United States (relating to
                      Exhibit 10.8).
       10.10          Loan and Security Agreement dated April 5, 1996, by and between Silicon
                      Valley Bank and the Company.
       10.11          Revolving Promissory Note issued by the Company on April 5, 1996, to
                      Silicon Valley Bank.
       10.11.1        Equipment Term Note No. 1 issued by the Company on April 5, 1996, to
                      Silicon Valley Bank.
       10.11.2        First Amendment to Loan and Security Agreement dated November 8, 1996, by and between Silicon Valley Bank and the Company (relating to Exhibit
                      10.10).
       10.11.3        Second Amendment to Loan and Security Agreement dated February 27, 1997, by and between Silicon Valley Bank and the Company (relating to Exhibit
                      10.10).
       10.12          Standby Letter of Credit Agreement, dated December 10, 1996 by and between the Company and Silicon Valley Bank.
       10.12.1        Amendment No. 1 to Standby Letter of Credit Agreement dated September 5,
                      1997, by and between the Company and Silicon Valley Bank (relating to
                      Exhibit 10.12).
       10.13          Employment Agreement dated December 15, 1994, by and between the Company and Scott E. Stouffer, as amended.
       10.14          Employment Agreement dated December 15, 1994, by and between the Company and Robert Troutman, as amended.
       10.15          Terms of Employment dated June 11, 1997, by and between the Company and
                      Peter J. Minihane, as amended.
       10.16          Terms of Employment dated March 5, 1997, by and between the Company and
                      Henri A. Cheli, as amended.
       10.17          Terms of Employment dated November 12, 1996, by and between the Company and Gregory J. Langford, as amended.

       EXHIBIT NO.
       11.1           Statement of computation of loss per share.
       16.1           Letter regarding change in certified accountants.
       23.1           Consent of Arthur Andersen LLP.
       23.2           Consent of Piper & Marbury L.L.P. (included as part of Exhibit 5.1 hereto).
       24.1           Power of Attorney (included in signature pages).
       27             Financial Data Schedule.

---------------

* Filed herewith. All other exhibits previously filed.


+ Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant's Application Requesting Confidential Treatment under Rule 406 of the Act, filed on December 22, 1997.